SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2012

Greenway Medical Technologies, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-35413

Delaware	58-2412516
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

121 Greenway Boulevard
Carrollton, GA 30117
(Address of principal executive offices, including zip code)

(770) 836-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 7, 2012, Greenway Medical Technologies, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders voted on (1) the election of Class I Directors, and (2) the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2013. The results were as follows:

Proposal 1. Election of Directors

The following nominees were elected as Class I Directors to serve a three year term on the Board of Directors of the Company:

Nominee	For	Withheld	Broker Non-Votes
Thomas T. Richards	21,050,244	96,602	3,408,052
Walter Turek	21,040,813	106,033	3,408,052

Proposal 2. Ratification of Independent Registered Public Accountants

The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2013 with the following votes:

For	Against	Abstain
24,494,447	24,595	35,856

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenway Medical Technologies, Inc.

Date: November 9, 2012	By:	/s/ William G. Esslinger, Jr.
William G. Esslinger, Jr.
Vice President, General Counsel and Secretary